                          SECURITIES AND EXCHANGE COMMISSION

                                  WASHINGTON, D.C. 20549

                                      --------------

                                          FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)OF
                           THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  May 16, 1997


                                      OWENS-ILLINOIS, INC.
                   ------------------------------------------------------
                   (Exact name of registrant as specified in its charter)


         Delaware                       1-9576                   22-2781933
-------------------------------   ----------------------    -------------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
      Incorporation)                                      Identification Number)


                               OWENS-ILLINOIS GROUP, INC.
                   ------------------------------------------------------
                   (Exact name of registrant as specified in its charter)


         Delaware                         33-13061               34-1559348
-------------------------------   ----------------------    -------------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
      Incorporation)                                      Identification Number)

                         One SeaGate, Toledo, Ohio  43666
                  ---------------------------------------------------
                  (Address of principal executive offices) (Zip Code)

                                  (419) 247-5000
                  ---------------------------------------------------
                  (Registrants' telephone number, including area code)


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ITEM 5.   OTHER EVENTS

          On May 16, 1997, Owens-Illinois, Inc. (the "Company") completed an underwritten offering of $300,000,000 of its 7.85% Senior Notes due May 15, 2004 (the "7-Year Notes") and $300,000,000 of its 8.10% Senior Notes due May 15, 2007 (the "10-Year Notes" and, together with the 7-Year Notes, the "Notes") under its shelf registration statement (Registration No. 333-25175) declared effective by the Securities and Exchange Commission on April 18, 1997 (the "Registration Statement") (which Registration Statement also constitutes, pursuant to Rule 429 under the Securitis Act of 1933, as amended, Post-Effective Amendment No. 1 to registration statement No. 33-51982, as amended), a Prospectus, dated April 18, 1997, and the related Prospectus Supplement, dated May 13, 1997, relating to the offer and sale by the Company of the Notes. The 7-Year Notes were priced to the public at 99.878% of par value and the 10-Year Notes were priced to the public at 99.865% of par value, with accrued interest in each case from May 15, 1997. The sale of the Notes was underwritten by Morgan Stanley & Co. Incorporated, BT Securities Corporation, Credit Suisse First Boston Corporation, Nationsbanc Capital Markets, Inc. and Salomon Brothers Inc pursuant to an Underwriting Agreement attached as Exhibit 1.1 hereto. The terms and conditions of the Notes and related matters are set forth in the following documents: (i) the Indenture, dated as of May 15, 1997 by and between the Company and The Bank of New York, as trustee, filed as Exhibit 4.1 hereto;
(ii) with respect to the 7-Year Notes, the Officers' Certificate, pursuant to
Article 2.01 of the Indenture; filed as Exhibit 4.2 hereto, and (iii) with respect to the 10-Year Notes, the Officers' Certificate, pursuant to Article
2.01 of the Indenture, filed as Exhibit 4.3 hereto.

          On May 16, 1997, the Company also completed an underwritten offering of 14,750,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock") under the Registration Statement, and (a) a Prospectus dated April 18, 1997, and the related Prospectus Supplement, dated May 13, 1997, relating to the offer and sale by the Company of 11,800,000 shares of Common Stock which were offered in the United States and Canada by Salomon Brothers Inc, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and PaineWebber Incorporated pursuant to an Underwriting Agreement attached as Exhibit 1.2 hereto and (b) a Prospectus, dated April 18, 1997, and the related Prospectus Supplement, dated May 13, 1997, relating to the offer and sale by the Company of 2,950,000 shares of Common Stock which were offered outside the United States and Canada by Salomon Brothers International Limited, Goldman Sachs International, Lehman Brothers International (Europe), Merrill Lynch International, Morgan Stanley & Co. International Limited, and PaineWebber International (U.K.) Ltd. pursuant to an Underwriting Agreement attached as Exhibit 1.3 hereto. The shares of Common Stock, in each case, were priced to the public at $28.50 per share.

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c) Exhibits: The following exhibits are filed as part of this Report and as exhibits to the Registration Statement.

1.1 Underwriting Agreement, dated as of May 13, 1997, among Owens-Illinois, Inc., Morgan Stanley & Co. Incorporated, BT Securities Corporation, Credit Suisse First Boston Corporation, Nationsbanc Capital Markets, Inc. and Salomon Brothers Inc.

1.2   Underwriting Agreement, dated as of May 13, 1997, among
      Owens-Illinois, Inc., Salomon Brothers Inc, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and PaineWebber Incorporated.

1.3   Underwriting Agreement, dated as of May 13, 1997, among
      Owens-Illinois, Inc., Salomon Brothers International Limited, Goldman Sachs International, Lehman Brothers International (Europe), Merrill Lynch International, Morgan Stanley & Co. International Limited and PaineWebber International (U.K.) Ltd.

4.1 Indenture dated as of May 15, 1997, between Owens-Illinois, Inc. and The Bank of New York, as Trustee.

4.2 Officers' Certificate, dated May 16, 1997, establishing the terms of the 7.85% Senior Notes due 2004.

4.3 Officers' Certificate, dated May 16, 1997, establishing the terms of the 8.10% Senior Notes due 2007.

4.4 Form of 7.85% Senior Note due 2004 (attached as Annex A to the Officers' Certificate filed as Exhibit 4.2 to this Report).

4.5 Form of 8.10% Senior Note due 2007 (attached as Annex A to the Officers' Certificate filed as Exhibit 4.3 to this Report)

                               SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated:  May 21, 1997


                                      OWENS-ILLINOIS, INC.
                                      OWENS-ILLINOIS GROUP, INC.



                                      By:  /S/ LEE A. WESSELMANN
                                           --------------------------
                                           Lee A. Wesselmann
                                           Senior Vice President and
                                           Chief Financial Officer

                                    EXHIBIT INDEX


EXHIBIT

1.1 Underwriting Agreement, dated as of May 13, 1997, among Owens-Illinois, Inc., Morgan Stanley & Co. Incorporated, BT Securities Corporation, Credit Suisse First Boston Corporation, Nationsbanc Capital Markets, Inc. and Salomon Brothers Inc.

1.2   Underwriting Agreement, dated as of May 13, 1997, among
      Owens-Illinois, Inc., Salomon Brothers Inc, Goldman, Sachs & Co.,
      Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and PaineWebber Incorporated.

1.3   Underwriting Agreement, dated as of May 13, 1997, among
      Owens-Illinois, Inc., Salomon Brothers International Limited, Goldman Sachs International, Lehman Brothers International (Europe), Merrill Lynch International, Morgan Stanley & Co. International Limited and PaineWebber International (U.K.) Ltd.

4.1 Indenture dated as of May 15, 1997, betwen Owens-Illinois, Inc. and The Bank of New York, as Trustee.

4.2 Officers' Certificate, dated May 16, 1997, establishing the terms of the 7.85% Senior Notes due 2004.

4.3 Officers' Certificate, dated May 16, 1997, establishing the terms of the 8.10% Senior Notes due 2007.

4.4 Form of 7.85% Senior Note due 2004 (attached as Annex A to the Officers' Certificate filed as Exhibit 4.2 to this Report).

4.5 Form of 8.10% Senior Note due 2007 (attached as Annex A to the Officers' Certificate filed as Exhibit 4.3 to this Report)